UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 1, 2019

Commission File Number: 001-36568

HEALTHEQUITY, INC.

Delaware	7389	52-2383166
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

15 West Scenic Pointe Drive
Suite 100
Draper, Utah 84020
(801) 727-1000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 27, 2019, the Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 30, 2019, the record date for the Annual Meeting, 62,718,426 shares of common stock of the Company were issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 13, 2019. Stockholders approved each of the proposals presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s stockholders.
Proposal 1. The election of ten directors to serve on the Company’s Board of Directors until the 2020 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

	For	Withhold Authority	Broker Non-Vote
Robert W. Selander	54,933,737	82,646	4,467,122
Jon Kessler	54,911,266	105,117	4,467,122
Stephen D. Neeleman, M.D.	54,760,505	255,878	4,467,122
Frank A. Corvino	54,929,640	86,743	4,467,122
Adrian T. Dillon	54,868,218	148,165	4,467,122
Evelyn Dilsaver	54,872,820	143,563	4,467,122
Debra McCowan	54,930,394	85,989	4,467,122
Frank T. Medici	54,393,652	622,731	4,467,122
Ian Sacks	54,318,531	697,852	4,467,122
Gayle Wellborn	54,871,453	144,930	4,467,122
Proposal 2. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2020.

For	Against	Abstain
58,970,480	447,613	65,412

Proposal 3. The approval, on a non-binding, advisory basis, of the fiscal 2019 compensation of the Company’s named executive officers.

For	Against	Abstain
58,970,480	447,613	65,412

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHEQUITY, INC.
Date: July 1, 2019	By:	/s/ Darcy Mott
	Name:	Darcy Mott
	Title:	Executive Vice President and Chief Financial Officer